UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 9, 2005

AIRSPAN NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Washington
(State or other jurisdiction of incorporation)

000-31031		75-2743995
(Commission file number)		(I.R.S. Employer Identification No.)

777 Yamato Road, Suite 105, Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip code)

(561) 893-8670
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

This Form 8-K includes a complete copy of Annex F (“Annex F”) to the Purchase and License Agreement, dated as of December 28, 2004, by and among Airspan Communications Limited and Axtel, S.A. de C.V. The copy of Annex F that was filed with the Securities and Exchange Commission (“SEC”) on March 16, 2005 as Exhibit 10.11 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2004 did not include a portion of page 3, which was inadvertently omitted.

Item 9.01  Financial Statements and Exhibits

(c)  Exhibits

10.1 Purchase and License Agreement, dated as of December 28, 2004, by and among Airspan Communications Limited and Axtel, S.A. de C.V.**

** Portions of this document have been omitted and were filed separately with the SEC on June 9, 2005 pursuant to a request for confidential treatment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 8, 2005

AIRSPAN NETWORKS, INC

	By:	/s/ Peter Aronstam
Peter Aronstam
Senior Vice President and Chief Financial Officer